UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 13, 2021
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events.
Update regarding the B+L Separation and the Solta IPO
On August 6, 2020, Bausch Health Companies Inc. (“BHC” or the “Company”) announced that it intends to separate its eye health business into an independent publicly traded entity from the remainder of BHC (the “B+L Separation”). On August 3, 2021, the Company announced its intention to conduct an initial public offering of its medial aesthetics business, Global Solta (the “Solta IPO").
BHC today announced that it has previously confidentially submitted draft registration statements on Form S-1 with the Securities and Exchange Commission (the “SEC”) relating to each of the B+L Separation and the Solta IPO. The number of common shares to be offered and the price range for the proposed transactions have not yet been determined. The Company continues to expect the Solta IPO and the B+L Separation to be completed on previously communicated timelines, subject to market and other conditions.
This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any securities in any state, province or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, province or jurisdiction.
Forward-Looking Statements
This current report on Form 8-K contain forward-looking statements, including with respect to the timing off the Solta IPO and the B+L Separation, and which involve risks and uncertainties. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. BHC undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2021

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Sam Eldessouky
Sam Eldessouky
Executive Vice President, Chief Financial Officer